Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K



CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                                 August 3, 2005
                        (Date of earliest event reported)


                             JOHN H. HARLAND COMPANY
             (Exact name of registrant as specified in its charter)



     GEORGIA                  1-6352                 58-0278260
(State or other             Commission           (I.R.S. Employer
jurisdiction of             File Number          Identification No.)
incorporation)

        2939 Miller Rd.
        Decatur, Georgia                                30035
(Address of principal executive offices)             (Zip code)


                                 (770) 981-9460
              (Registrant's telephone number, including area code)

                                (Not Applicable)
(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 3, 2005, John H. Harland Company (the "Company") issued a press release containing information about the Company's financial condition and results of operations for the quarterly period ended July 1, 2005. A copy of the press release is furnished as Exhibit 99.1.

On August 4, 2005, the management of the Company hosted a conference call to discuss the Company's financial condition and results of operations for the quarterly period ended July 1, 2005. This conference call was webcast and was broadly accessible over the Company's website at www.harland.net. A written transcript of this conference call is attached hereto as Exhibit 99.2.

The information furnished pursuant to this Current Report on Form 8-K, including the exhibits hereto, shall not be considered "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)        Exhibits

Exhibit No.       Exhibits

99.1              Press Release issued August 3, 2005
99.2              Transcript of August 4, 2005 conference call


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


Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           JOHN H. HARLAND COMPANY



Date:  August 8, 2005                 By:  /s/ John Walters
                                           -----------------------------

                                           John Walters
                                           Senior Vice President and
                                           General Counsel


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


Exhibit Index

Exhibit Number    Description of the Exhibit

99.1              Press Release issued August 3, 2005
99.2              Transcript of August 4, 2005 conference call


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